Stock-Based Compensation	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation

Note 15 — Stock-Based Compensation

2020 Share Incentive Plan

In June 2020, in connection with the Business Combination, the Company’s board approved the 2020 Share Incentive Plan (the “2020 Plan”) and reserved 4,632,449 ordinary shares for issuance thereunder. The Company’s employees, non-employee directors and consultants are eligible to receive options, restricted shares, restricted share units, dividend equivalents, deferred shares, share payments or share appreciation rights, which may be awarded or granted under the Plan (collectively, “Awards”). Generally, each option will have an exercise price determined by the administrator and set forth in the award agreements which may be a fixed or variable price related to the fair market value of the Company’s ordinary shares and a contractual term up to ten years. The administrator is authorized to grant deferred shares to any eligible individual. The number of shares of deferred shares shall be determined by the administrator; shares underlying a deferred share award will not be issued until the deferred share award has vested, pursuant to a vesting schedule or other conditions or criteria set by the administrator. As of December 31, 2022, a total of 3,936,504 shares had been granted under the 2020 Plan and 695,945 shares remained available for future awards.

On December 1, 2020, 1,486,504 deferred shares were granted to certain employees, non-employee directors and consultants for their services during the year ended December 31, 2020. All of the deferred shares granted are fully vested on the grant date. The Company estimated the fair value of shares at the closing price of $2.46 on the grant date in an aggregate of $3,656,800 and the stock-based compensation expenses were as follows for the year ended December 31, 2020.

On March 3, 2022, 2,450,000 deferred shares were granted to certain non-employee consultants for their services for the years of 2022 and 2023. All of the deferred shares granted are fully vested on the grant date. The Company estimated the fair value of shares at the closing price of $0.75 on the grant date in an aggregate of $1,837,500. The stock-based compensation expenses are recognized over the requisite service period which were as follows for the year ended December 31, 2022.

The following table provides the details of the total share-based payments under 2020 Plan during the year ended December 31, 2022, 2021, and 2020.

	For the Years Ended December 31,
	2022	2021	2020
Compensation and benefits	$-	$-	$934,800
Communication and technology	225,000	-	335,000
Marketing	206,250	-	363,000
Services fees	-	-	294,000
Professional fees	243,750	-	228,000
General and administrative	243,750	-	1,502,000
Total	$918,750	$-	$3,656,800

As of December 31, 2022, approximately $1 million of total unrecognized compensation expense related to future services is expected to be recognized over a period of approximately one year.